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                                                                    Exhibit 23.1



                      CONSENT OF INDEPENDENT ACCOUNTANTS
                      ----------------------------------


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-92138) of BSB Bancorp, Inc. of our report dated April 28, 2000 relating to the financial statements of the BSB Bank & Trust Company 401(k) Savings Plan in RSI Trust, which appears in this Form 11-K.




PricewaterhouseCoopers LLP

Syracuse, New York
June 28, 2000